BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Fund UL for Variable Life Insurance

Supplement dated December 19, 2025

to the Prospectuses, as supplemented, dated May 2, 2005

MarketLife, VintageLifeSM, Brighthouse Variable Survivorship Life, Brighthouse Variable Life Accumulator, Brighthouse Variable Life Accumulator Series 2, Brighthouse Variable Survivorship Life II, and INVEST

to the Prospectuses, as supplemented, dated April 28, 2008

Brighthouse Variable Survivorship Life II and Brighthouse Variable Life Accumulator Series III

and to the Prospectus and Updating Summary Prospectus dated April 28, 2025

Brighthouse Variable Life

This supplement describes a change to the variable life contracts referenced above issued by Brighthouse Life Insurance Company (“we” or “us”). This supplement should be read in its entirety and kept for future reference. If you would like another copy of your prospectus, call us at 1(800) 882-1292 or access the Securities and Exchange Commission’s website at http://sec.gov. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

Service Center Contact Information Change

Effective January 20, 2026, service center phone numbers and addresses will be updated. As a result, the addresses to send correspondence, service requests, and loan and premium payments for your policy will change. Please use the new contact information listed below. We will continue to accept requests and elections at the current address until close of the New York Stock Exchange on April 20, 2026. After this date, if you send service requests and loan and premium payments to an address other than the ones provided below, we may return your request or there may be a delay in processing requests and applying loan and premium payments.

Telephone: (800) 882-1292 Fax: (877) 246-8424
Send general correspondence and servicing requests to:	Send loan or premium payments to:	Submit claims to:
Brighthouse Life Insurance Company P.O. Box 4301 Clinton, IA 52733-4301	Brighthouse Life Insurance Company P.O. Box 956067 St. Louis, MO 63195-6067	Brighthouse Life Insurance Company P.O. Box 4330 Clinton, IA 52733-4300

This change does not affect any of your contractual provisions. All rights and benefits you have with your contract remain the same.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE